EXHIBIT 10.7

AMENDED AND RESTATED CREDIT FACILITY AGREEMENT

AMENDMENT NUMBER 2

This AMENDED AND RESTATED CREDIT FACILITY AGREEMENT AMENDMENT NUMBER 2 (“Amendment”) is made as of the 31st day of October, 2007, by and among PHOENIX FOOTWEAR GROUP, INC., a corporation formed under the laws of the State of Delaware (“Borrower”) and MANUFACTURERS AND TRADERS TRUST COMPANY (“Agent”), a New York banking corporation, with offices at 255 East Avenue, Rochester, New York 14604 as administrative agent for the Lenders, and each of the LENDERS (defined in the Agreement described below).

This Amendment amends the Amended and Restated Credit Facility Agreement (“Credit Agreement”) dated as of November 13, 2006 made between Borrower, the Agent, and the Lenders described therein, as previously amended by Amendment Number 1 dated September 12, 2007.

1. Section 2.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

2.2 Borrowing Base. Notwithstanding the provisions of Section 2.1, the aggregate principal amount of all outstanding Revolving Credit Loans, Swing Line Loans, and all Letter of Credit Obligations shall not exceed the lesser of the Borrowing Base and the Revolving Credit Commitment, plus for the period through and including November 30, 2007 only, (i) an amount equal to 40% of inventory that would otherwise be Eligible Inventory but for the fact that such inventory consists of goods-in-transit and (ii) $1,000,000. At any time that the aggregate principal amount of all outstanding Revolving Credit Loans, Swing Line Loans, and all Letter of Credit Obligations exceeds the lesser of the Borrowing Base and the Revolving Credit Commitment, the Borrower shall immediate prepay the Revolving Credit Loans and/or Swing Line Loans pursuant to Section 2.7 hereof.

2. The Borrower agrees to pay the Agent’s legal fees in connection with this Amendment.

3. All other terms of the Credit Agreement as amended shall remain in full force and effect.

4. Borrower acknowledges that, by entering into this Amendment for the benefit of Borrower, neither the Agent nor the Lenders are waiving existing Defaults or Event of Defaults, or any right or remedy they may have, under the Credit Agreement. The Bank reserves, among others, the right in its sole discretion at any time not to make further advances under the Credit Agreement due to the existing Events of Default under the Credit Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent and on behalf of the Lenders

By:	/s/ Timothy G. Denniston
Timothy G. Denniston
Vice President

PHOENIX FOOTWEAR GROUP, INC.

By:	/s/ James R. Riedman
James R. Riedman
Chairman

The undersigned Guarantors (defined in the Credit Agreement referenced in the foregoing Amendment Number 2) hereby consent to the Amendment and acknowledge and agree that the Guaranties (defined in such Credit Agreement) remain in full force and effect and that the obligations of Guarantors thereunder are unchanged by such Amendment.

ALTAMA DELTA CORPORATION

By:	/s/ James R. Riedman
James R. Riedman
Chairman

ALTAMA DELTA (PUERTO RICO) CORPORATION

By:	/s/ James R. Riedman
James R. Riedman
Chairman

CHAMBERS BELT COMPANY

By:	/s/ James R. Riedman
James R. Riedman
Chairman

PENOBSCOT SHOE COMPANY

By:	/s/ James R. Riedman
James R. Riedman
Chairman

PXG CANADA INC.

By:	/s/ James R. Riedman
James R. Riedman
Chairman

PHOENIX DELAWARE ACQUISITION, INC.

By:	/s/ James R. Riedman
James R. Riedman
Chairman

H.S. TRASK & CO.

By:	/s/ James R. Riedman
James R. Riedman
Chairman

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